                                                                       EXHIBIT 6

 COMMON STOCK                                                      COMMON STOCK

$.01 PAR VALUE       [METRO-GOLDWYN-MAYER INC. TRADE MARK]        $.01 PAR VALUE

==============                                                    ==============
 N U M B E R                                                        S H A R E S
MGM
==============                                                    ==============

   THIS CERTIFICATE IS TRANSFERABLE IN THE
CITIES OF RIDGEFIELD PARK, NJ AND NEW YORK NY

INCORPORATED UNDER THE LAWS                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                        METRO-GOLDWYN-MAYER INC.                                 CUSIP 591610 10 0

--------------------------------------------------------------------------------
This Certifies that




is the respected holder of
--------------------------------------------------------------------------------
          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                                      COUNTERSIGNED AND REGISTERED
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                           TRANSFER AGENT AND REGISTRAR
                                      BY

Metro-Goldwyn-Mayer Inc. transferable on the books of the Corporation by the holder here of in person or by duly authorized attorney upon surrender of this certificate properly rendered. This certificate is not valid until countersigned and registered by the Transfer Authorized Register.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated:

                                                            AUTHORIZED SIGNATURE

                 /s/ William Jones                     /s/ FRANK MANCUSO
                        SECRETARY                          CHAIRMAN OF THE BOARD

    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall not constitute as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ___________ Custodian _________________
TEN ENT - as tenants by the entireties                         (cust)                (minor)
JT TEN  - as joint tenants with rights                      under the Uniform Gifts to Minors
          of survivorship and not as                        Act ___________________________________
          tenants in common                                              (state)
                                        UNIF TRF MINACT   - ___________ Custodian until age _______
                                                               (cust)
                                                            ___________ under Uniform Transfers
                                                              (minor)
                                                            to Minors Act _________________________
                                                                                 (state)

    Additional abbreviations may also be used though not in the above slot.

    FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                                   X ___________________________________________

                                   X ___________________________________________
                             Notice: THE SIGNATURE(S) TO THIS AGREEMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed







By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKHOLDERS. BANKING AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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|AMERICAN BANK NOTE COMPANY   OCT. 3,1997 fm |
|2606 ATLANTIC AVENUE                        |
|SUITE 12                                    |
|LONG BEACH, CA 90907              051411bk-C|
|562-989-2333                                |
|(FAX) 562-426-7450         Proof ____  REV 3|
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